Exhibit 99.1

ServiceTitan Announces Fiscal Third Quarter Financial Results

LOS ANGELES – December 4, 2025 – ServiceTitan (NASDAQ: TTAN), the software platform that powers the trades, today announced financial results for the fiscal third quarter ended October 31, 2025.

“I am deeply humbled by how much progress we’ve made during our first year as a public company,” said Ara Mahdessian, Co-Founder and CEO. “While we’ve come a long way together, I have never been more confident that our opportunity to build the operating system for the trades is only just beginning.”

“We’re operating at a turning point for contractors,” said Vahe Kuzoyan, Co-Founder and President, “As we continue to make steady progress against each of our main business priorities this year, we are also leveraging our unique competitive advantages to democratize automation in the trades.”

Fiscal Third Quarter 2026 Financial and Operational Highlights:

	Fiscal Third Quarter 2026	Fiscal Third Quarter 2025
	(in millions, except percentages and GTV)
Gross transaction volume (“GTV”) (in billions)	$21.7	$17.8
YOY GTV growth	22%	20%

Total revenue	$249.2	$199.3
YOY revenue growth	25%	24%
Platform revenue	$239.6	$191.2
YOY platform revenue growth	25%	26%

GAAP loss from operations	($42.2)	($44.0)
Non-GAAP income from operations(1)	$21.5	$1.6
Non-GAAP operating margin(1)	8.6%	0.8%

GAAP net cash provided by operating activities	$43.8	$15.5
Non-GAAP free cash flow(1)	$37.7	$10.6

Net dollar retention	> 110%	> 110%

_________________________

(1) This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.

Fiscal Fourth Quarter and Fiscal Year 2026 Financial Outlook:

For fiscal fourth quarter 2026 and for the full fiscal year 2026, the Company currently expects:

	Fiscal Fourth Quarter 2026	Full Fiscal Year 2026
(in millions)
Total revenue	$244 - $246	$951 - $953
Non-GAAP income from operations(2)	$16 - $17	$83 - $84

_________________________

(2) ServiceTitan is not able, at this time, to provide an outlook for GAAP loss from operations or a reconciliation of expected non-GAAP income from operations to GAAP loss from operations for the fiscal fourth quarter 2026 or for the full fiscal year 2026 because of the difficulty of estimating certain items excluded from non-GAAP income from operations that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Information:

The financial results and business highlights will be discussed on a conference call and webcast scheduled at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Thursday, December 4, 2025. Online registration for this event conference call can be found here. The live webcast of the conference call can be accessed from ServiceTitan’s investor relations website at http://investors.servicetitan.com.

Following completion of the events, a webcast replay will also be available at http://investors.servicetitan.com for 12 months.

About ServiceTitan

ServiceTitan is the software platform that powers trades businesses. The company’s cloud-based, end-to-end solution gives contractors the tools they need to run and grow their business, manage their back office, and provide a stellar customer experience. By bringing an integrated SaaS platform to an industry historically underserved by technology, ServiceTitan is equipping tradespeople with the technology they need to keep the world running.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern ServiceTitan’s expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding ServiceTitan’s financial outlook for total revenue and non-GAAP income from operations for fiscal fourth quarter 2026 and the full fiscal year ending January 31, 2026. ServiceTitan’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for fiscal second quarter 2025 ended July 31, 2025 as filed with the SEC on September 10, 2025, which should be read in conjunction with this press release and the financial results included herein. Additional information will be set forth in our Quarterly Report on Form 10-Q for fiscal third quarter 2026 ended October 31, 2025. The forward-looking statements in this release are based on information available to ServiceTitan as of the date hereof, and ServiceTitan undertakes no obligation to update any forward-looking statements, except as required by law.

Press Contact

Max Wertheimer

ServiceTitan, Inc.

press@servicetitan.com

Investor Contact

Jason Rechel

ServiceTitan, Inc.

investors@servicetitan.com

© 2025 ServiceTitan. All rights reserved. ServiceTitan, the ServiceTitan logo, and all ServiceTitan product and service names mentioned herein are registered trademarks or unregistered trademarks of ServiceTitan, Inc. in the United States and other countries. Other brand names and marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

ServiceTitan, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
Revenue:
Platform	$239,581	$191,190	$680,289	$539,412
Professional services and other	9,582	8,085	26,689	23,185
Total revenue	249,163	199,275	706,978	562,597
Cost of revenue:
Platform	54,526	52,204	156,554	149,197
Professional services and other	18,297	17,126	54,339	50,649
Total cost of revenue	72,823	69,330	210,893	199,846
Gross profit	176,340	129,945	496,085	362,751
Operating expenses:
Sales and marketing	78,270	67,795	217,037	183,614
Research and development	78,522	65,935	220,727	186,997
General and administrative	61,774	40,263	184,855	122,226
Total operating expenses	218,566	173,993	622,619	492,837
Loss from operations	(42,226)	(44,048)	(126,534)	(130,086)
Other income (expense), net
Interest expense	(2,041)	(3,974)	(6,133)	(12,324)
Interest income	5,124	1,778	14,847	5,128
Other income (expense), net	217	185	903	395
Total other income (expense), net	3,300	(2,011)	9,617	(6,801)
Loss before income taxes	(38,926)	(46,059)	(116,917)	(136,887)
Provision for income taxes	601	401	1,199	1,264
Net loss	(39,527)	(46,460)	(118,116)	(138,151)
Accretion of non-convertible preferred stock	—	(14,652)	—	(41,608)
Net loss attributable to common stockholders	$(39,527)	$(61,112)	$(118,116)	$(179,759)
Net loss per share, basic and diluted	$(0.42)	$(1.74)	$(1.29)	$(5.18)
Weighted-average shares used in computing net loss per share, basic and diluted	93,273,982	35,094,547	91,794,072	34,690,079

Disaggregated Revenue
	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
Subscription	$182,778	$145,282	$520,248	$409,013
Usage	56,803	45,908	160,041	130,399
Platform revenue	239,581	191,190	680,289	539,412
Professional services and other	9,582	8,085	26,689	23,185
Total revenue	$249,163	$199,275	$706,978	$562,597

ServiceTitan, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

(unaudited)

	As of
	October 31,	January 31,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$493,238	$441,802
Restricted cash	210	711
Accounts receivable, net of allowance of $11,154 and $4,698 as of October 31, 2025 and January 31, 2025, respectively	52,488	44,469
Deferred contract costs, current	13,871	11,554
Contract assets	54,161	45,926
Prepaid expenses	25,343	24,791
Other current assets	4,701	3,513
Total current assets	644,012	572,766
Restricted cash, noncurrent	417	333
Deferred contract costs, noncurrent	13,452	10,608
Property and equipment, net	43,582	56,667
Operating lease right-of-use assets	20,831	24,025
Internal-use software, net	38,806	35,775
Intangible assets, net	187,777	214,952
Goodwill	860,250	845,836
Other assets	7,444	7,686
Total assets	$1,816,571	$1,768,648
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other accrued expenses	$47,347	$40,182
Accrued personnel related expenses	73,954	80,160
Deferred revenue, current	18,793	16,803
Operating lease liabilities, current	13,196	12,996
Short-term debt	1,073	1,073
Other current liabilities	1,245	1,902
Total current liabilities	155,608	153,116
Operating lease liabilities, noncurrent	40,234	47,327
Long-term debt, net	103,592	104,014
Other noncurrent liabilities	12,217	9,607
Total liabilities	311,651	314,064
Commitments and contingencies

Stockholders' Equity
Preferred stock, par value $0.001, 100,000,000 shares authorized as of October 31, 2025 and January 31, 2025. No shares issued and outstanding as of October 31, 2025 and January 31, 2025	—	—
Class A common stock, par value $0.001, 1,000,000,000 shares authorized as of October 31, 2025 and January 31, 2025. 80,611,945 shares and 76,644,240 shares issued and outstanding as of October 31, 2025 and January 31, 2025, respectively	81	77
Class B common stock, par value $0.001, 100,000,000 shares authorized as of October 31, 2025 and January 31, 2025. 13,021,668 shares and 13,404,097 shares issued and outstanding as of October 31, 2025 and January 31, 2025, respectively	13	13
Class C common stock, par value $0.001, 100,000,000 shares authorized as of October 31, 2025 and January 31, 2025. No shares issued and outstanding as of October 31, 2025 and January 31, 2025	—	—
Additional paid-in capital	2,728,672	2,560,224
Accumulated deficit	(1,223,846)	(1,105,730)
Total stockholders' equity	1,504,920	1,454,584
Total liabilities and stockholders' equity	$1,816,571	$1,768,648

ServiceTitan, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
Cash flows provided by operating activities
Net loss	$(39,527)	$(46,460)	$(118,116)	$(138,151)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	20,487	20,229	60,477	59,836
Amortization of deferred contract costs	3,862	2,971	10,802	8,364
Non-cash operating lease expense	(1,971)	1,539	787	4,946
Stock-based compensation expense	49,660	25,426	142,716	69,050
Loss on impairment and disposal of assets	18	8,312	8,278	38,586
Change in valuation of contingent consideration	—	—	—	(135)
Deferred income taxes	(398)	133	927	1,254
Amortization of debt issuance costs	135	87	383	214
Provision for credit losses	2,093	976	7,360	2,816
Changes in operating assets and liabilities, net of effect of business acquisition:
Accounts receivable	(2,687)	(2,480)	(15,379)	(13,563)
Prepaid expenses and other current assets	6,966	6,614	(1,580)	3,260
Deferred contract costs	(5,799)	(4,802)	(15,963)	(10,511)
Contract assets	(4,709)	(2,186)	(8,235)	(4,635)
Other assets	346	(875)	1,031	(532)
Accounts payable and other accrued expenses	3,951	(4,717)	6,884	(4,434)
Accrued personnel related expenses	15,709	12,505	(5,964)	9,119
Operating lease liabilities	(241)	(3,953)	(6,407)	(7,830)
Other liabilities	(5,434)	925	(244)	1,421
Deferred revenue	1,319	1,290	1,793	2,551
Net cash provided by operating activities	43,780	15,534	69,550	21,626
Cash flows used in investing activities
Capitalized internal-use software	(4,106)	(3,961)	(15,508)	(14,161)
Purchase of property and equipment	(1,602)	(1,002)	(4,004)	(2,803)
Deposits for property and equipment	(371)	—	(371)	—
Acquisition of business, net of cash acquired	(19,781)	—	(19,781)	(1,184)
Net cash used in investing activities	(25,860)	(4,963)	(39,664)	(18,148)
Cash flows provided by (used in) financing activities
Payment of contingent consideration	—	—	—	(300)
Proceeds from exercise of stock options	4,101	1,093	22,537	4,307
Payment of debt arrangements	(268)	(450)	(805)	(1,350)
Payment of deferred initial public offering costs	—	(106)	(599)	(949)
Shares repurchased for tax withholding for the settlement of restricted stock units	—	(5,398)	—	(18,963)
Net cash provided by (used in) financing activities	3,833	(4,861)	21,133	(17,255)
Net change in cash, cash equivalents, and restricted cash	21,753	5,710	51,019	(13,777)
Cash, cash equivalents, and restricted cash
Beginning of period	472,112	129,376	442,846	148,863
End of period	$493,865	$135,086	$493,865	$135,086

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results prepared in accordance with GAAP, we believe non-GAAP gross profit and non-GAAP gross margin, in total and for platform, and professional services and other, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP earnings per share (“EPS”) are useful in evaluating our operating performance.

These measures, however, have certain limitations in that they reflect the exercise of judgment by our management about which expenses are excluded or included and do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, our financial results determined in accordance with GAAP. We caution investors that amounts presented in accordance with our definition of non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP EPS may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate these measures in the same manner.

For the reasons set forth below, we believe that excluding the following items provides information that is helpful in understanding our operating results, evaluating our future prospects, comparing our financial results across accounting periods, and comparing our financial results to our peers, many of which provide similar non-GAAP financial measures.

•
Stock-based compensation expense and related employer payroll taxes. We exclude stock-based compensation expense, including the performance-based RSUs granted to our Co-Founders, and related employer payroll taxes to allow investors to make more meaningful comparisons of our performance between periods and to facilitate a comparison of our performance to those of other peer companies. Stock-based compensation may vary between periods due to various factors unrelated to our core performance, including as a result of the assumptions used in the valuation methodologies, timing and amount of grants and other factors. We exclude employer payroll taxes because the amounts vary based on timing and settlement or vesting of awards unrelated to our core operating performance. Moreover, stock-based compensation expense is a non-cash expense that we exclude from our internal management reporting processes and when assessing our actual performance, budgeting, planning, and forecasting future periods.
•
Amortization of acquired intangible assets. We incur amortization expense for acquired intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of acquired intangible assets is a non-cash expense that is significantly affected by the timing and size of acquisitions, and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred, we exclude the amortization expense from our internal management reporting processes. We exclude these charges when assessing our actual performance and when budgeting, planning, and forecasting future periods. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well.
•
Restructuring charges. To better align our strategic priorities with our investments, we implemented workforce reductions in fiscal 2025. In connection with these reductions, we incurred employee-related expenses including severance and other termination benefits. We excluded these charges when assessing our actual performance and when budgeting, planning and forecasting future periods.
•
Loss on operating lease assets. We have incurred impairments on certain right-of-use assets and other long-lived assets. We believe that it is useful to exclude these charges when assessing the level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. In addition, we believe excluding such costs enhances the comparability between periods.

•
Acquisition-related items. We have incurred costs related to acquisitions, including legal, third-party valuation and due diligence, insurance costs, and one-time retention bonuses for employees of acquired companies. In addition, we periodically record the change to the fair value of contingent consideration related to past acquisitions. We exclude these items when assessing our actual performance and when budgeting, planning and forecasting future periods. We believe excluding these items allows investors to make meaningful comparisons between our core operating results and those of other peer companies.

Non-GAAP EPS

We define non-GAAP basic EPS as non-GAAP net income (loss) divided by weighted-average shares outstanding used in computing net loss per share attributable to common stockholders, basic. We define non-GAAP diluted EPS as non-GAAP net income divided by weighted-average shares outstanding giving effect to the weighted average of all potentially dilutive common stock equivalents outstanding for the period including options to purchase common stock, restricted stock units, and acquisition indemnity shares withheld. The dilutive effect of outstanding awards is reflected in non-GAAP diluted earnings per share by application of the treasury method.

Free Cash Flow

We define free cash flow as GAAP net cash provided by (used in) operating activities less cash used for investing activities for capitalized internal use software and less cash paid for purchases of, and deposits for, property and equipment. We believe that free cash flow is a meaningful indicator of our sources of liquidity and capital requirements that provides information to management and investors in evaluating the cash flow trends of our business. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Other companies may calculate free cash flow or similarly titled non-GAAP measures differently, which could reduce the usefulness of free cash flow as a tool for comparison. In addition, free cash flow does not reflect mandatory debt service and other non-discretionary expenditures that are required to be made under contractual commitments and does not represent the total increase or decrease in our cash balance for any given period.

ServiceTitan, Inc.

GAAP to Non-GAAP Reconciliations

(unaudited)

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Platform		Professional Services and Other		Total
	Three Months Ended October 31,		Three Months Ended October 31,		Three Months Ended October 31,
	2025	2024	2025	2024	2025	2024
	(in thousands)
GAAP gross profit	$185,055	$138,986	$(8,715)	$(9,041)	$176,340	$129,945
Stock-based compensation expense and related employer payroll taxes	1,483	1,634	1,357	1,159	2,840	2,793
Amortization of acquired intangible assets	5,581	5,533	334	334	5,915	5,867
Loss on operating lease assets	—	1,189	—	563	—	1,752
Non-GAAP gross profit	$192,119	$147,342	$(7,024)	$(6,985)	$185,095	$140,357

	Platform		Professional Services and Other		Total
	Three Months Ended October 31,		Three Months Ended October 31,		Three Months Ended October 31,
	2025	2024	2025	2024	2025	2024
GAAP gross margin	77.2%	72.7%	(91.0)%	(111.8)%	70.8%	65.2%
Stock-based compensation expense and related employer payroll taxes	0.6%	0.9%	14.2%	14.3%	1.1%	1.4%
Amortization of acquired intangible assets	2.3%	2.9%	3.5%	4.1%	2.4%	2.9%
Loss on operating lease assets	0.0%	0.6%	0.0%	7.0%	0.0%	0.9%
Non-GAAP gross margin*	80.2%	77.1%	(73.3)%	(86.4)%	74.3%	70.4%

* Totals may not foot due to rounding.

	Platform		Professional Services and Other		Total
	Nine Months Ended October 31,		Nine Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024	2025	2024
	(in thousands)
GAAP gross profit	$523,735	$390,215	$(27,650)	$(27,464)	$496,085	$362,751
Stock-based compensation expense and related employer payroll taxes	4,365	4,161	4,105	3,165	8,470	7,326
Amortization of acquired intangible assets	16,647	16,369	1,002	1,452	17,649	17,821
Restructuring charges	—	386	—	129	—	515
Loss on operating lease assets	960	5,390	751	2,556	1,711	7,946
Non-GAAP gross profit	$545,707	$416,521	$(21,792)	$(20,162)	$523,915	$396,359

	Platform		Professional Services and Other		Total
	Nine Months Ended October 31,		Nine Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024	2025	2024
GAAP gross margin	77.0%	72.3%	(103.6)%	(118.5)%	70.2%	64.5%
Stock-based compensation expense and related employer payroll taxes	0.6%	0.8%	15.4%	13.7%	1.2%	1.3%
Amortization of acquired intangible assets	2.4%	3.0%	3.8%	6.3%	2.5%	3.2%
Restructuring charges	0.0%	0.1%	0.0%	0.6%	0.0%	0.1%
Loss on operating lease assets	0.1%	1.0%	2.8%	11.0%	0.2%	1.4%
Non-GAAP gross margin*	80.2%	77.2%	(81.7)%	(87.0)%	74.1%	70.5%

* Totals may not foot due to rounding.

Non-GAAP Sales and Marketing Expense

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
	(in thousands)
GAAP sales and marketing expense	$78,270	$67,795	$217,037	$183,614
Stock-based compensation expense and related employer payroll taxes	(6,818)	(4,132)	(20,080)	(11,776)
Amortization of acquired intangible assets	(5,466)	(5,606)	(16,496)	(16,662)
Restructuring charges	—	—	—	(292)
Loss on operating lease assets	—	(1,467)	(1,765)	(6,900)
Non-GAAP sales and marketing expense	$65,986	$56,590	$178,696	$147,984

Non-GAAP Research and Development Expense

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
	(in thousands)
GAAP research and development expense	$78,522	$65,935	$220,727	$186,997
Stock-based compensation expense and related employer payroll taxes	(14,875)	(10,451)	(39,841)	(28,060)
Acquisition-related items	—	—	—	(250)
Restructuring charges	—	—	—	(991)
Loss on operating lease assets	—	(1,468)	(1,679)	(6,711)
Non-GAAP research and development expense	$63,647	$54,016	$179,207	$150,985

Non-GAAP General and Administrative Expense

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
	(in thousands)
GAAP general and administrative expense	$61,774	$40,263	$184,855	$122,226
Stock-based compensation expense and related employer payroll taxes	(13,178)	(8,408)	(41,655)	(23,600)
Stock-based compensation expense - Co-Founders performance based RSUs	(13,515)	—	(40,104)	—
Acquisition-related items	(1,121)	(6)	(1,121)	(1,933)
Restructuring charges	—	—	—	(698)
Loss on operating lease assets	—	(3,660)	(2,877)	(16,958)
Non-GAAP general and administrative expense	$33,960	$28,189	$99,098	$79,037

Non-GAAP Income from Operations and Non-GAAP Operating Margin

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
	(in thousands)
GAAP loss from operations	$(42,226)	$(44,048)	$(126,534)	$(130,086)
Stock-based compensation expense and related employer payroll taxes	37,711	25,784	110,046	70,762
Stock-based compensation expense - Co-Founders performance based RSUs	13,515	—	40,104	—
Amortization of acquired intangible assets	11,381	11,473	34,145	34,483
Restructuring charges	—	—	—	2,496
Acquisition-related items	1,121	6	1,121	2,183
Loss on operating lease assets	—	8,347	8,032	38,515
Non-GAAP income from operations	$21,502	$1,562	$66,914	$18,353

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
GAAP operating margin	(16.9)%	(22.1)%	(17.9)%	(23.1)%
Stock-based compensation expense and related employer payroll taxes	15.1%	12.9%	15.6%	12.6%
Stock-based compensation expense - Co-Founders performance based RSUs	5.4%	0.0%	5.7%	0.0%
Amortization of acquired intangible assets	4.6%	5.8%	4.8%	6.1%
Restructuring charges	0.0%	0.0%	0.0%	0.4%
Acquisition-related items	0.4%	0.0%	0.2%	0.4%
Loss on operating lease assets	0.0%	4.2%	1.1%	6.8%
Non-GAAP operating margin*	8.6%	0.8%	9.5%	3.3%

* Totals may not foot due to rounding.

Non-GAAP Net Income (Loss)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
	(in thousands)
GAAP net loss	$(39,527)	$(46,460)	$(118,116)	$(138,151)
Stock-based compensation expense and related employer payroll taxes	37,711	25,784	110,046	70,762
Stock-based compensation expense - Co-Founders performance based RSUs	13,515	—	40,104	—
Amortization of acquired intangible assets	11,381	11,473	34,145	34,483
Restructuring charges	—	—	—	2,496
Acquisition-related items	1,121	6	1,121	2,183
Loss on operating lease assets	—	8,347	8,032	38,515
Income tax effects related to the above adjustments(3)	(387)	(298)	(776)	(1,207)
Non-GAAP net income (loss)	$23,814	$(1,148)	$74,556	$9,081

(3) This amount represents adjustments for the current and deferred income tax effects on non-GAAP net income (loss) for the impact of the non-GAAP adjustments above.

Non-GAAP EPS

	Three Months Ended October 31, 2025 (4)	Nine Months Ended October 31, 2025 (4)
	(in thousands, except share and per share amounts)
Numerator
Non-GAAP net income	$23,814	$74,556

Denominator
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	93,273,982	91,794,072
Effect of dilutive securities: Stock-based awards	6,390,073	7,490,925
Weighted-average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	99,664,055	99,284,997

GAAP net loss per share, basic and diluted	$(0.42)	$(1.29)
Non-GAAP net income per share, basic	$0.26	$0.81
Non-GAAP net income per share, diluted	$0.24	$0.75

(4) ServiceTitan has not provided prior year non-GAAP EPS for the comparative three and nine month periods ended October 31, 2024 because it does not believe such disclosure would provide meaningful supplemental information regarding an EPS trend due to the redeemable convertible preferred stock that was outstanding prior to our IPO.

Free Cash Flow

	Three Months Ended October 31,		Nine Months Ended October 31,
	2025	2024	2025	2024
	(in thousands)
GAAP net cash provided by operating activities	$43,780	$15,534	$69,550	$21,626
Capitalized internal-use software	(4,106)	(3,961)	(15,508)	(14,161)
Purchase of property and equipment	(1,602)	(1,002)	(4,004)	(2,803)
Deposits for property and equipment	(371)	—	(371)	—
Non-GAAP free cash flow	$37,701	$10,571	$49,667	$4,662